UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2009

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 15, 2008, in connection with the acquisition of Canyon Ridge Apartments, we entered into an unsecured promissory note with NNN Realty Advisors, Inc., or NNN Realty Advisors, an indirect wholly-owned subsidiary of Grubb & Ellis Company, our sponsor, in the principal amount of $5,400,000. The unsecured note provided for a maturity date of March 15, 2009, which was subsequently amended and extended to September 15, 2009. The unsecured note originally bore interest at a fixed rate of 4.99% per annum and required monthly interest-only payments for the term of the unsecured note. In the event of default, the unsecured note originally provided for a default interest rate equal to 6.99% per annum. On March 9, 2009, we executed an extension agreement, or Extension No. 1, to the unsecured note with NNN Realty Advisors in the principal amount of $5,400,000. Extension No. 1 extended the maturity date to September 15, 2009 and changed the interest rate to 5.00% per annum and the default interest rate to 7.00% per annum.

On September 15, 2009, we entered into an extension agreement, or Extension No. 2, to the unsecured note with NNN Realty Advisors in the principal amount of $5,400,000. Extension No. 2 extended the maturity date to December 15, 2009 and changed the interest rate to 8.26% per annum and the default interest rate to 10.26% per annum. Since this loan is a related party loan, the terms of Extension No. 2 were approved by our board of directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our board of directors.

The material terms of Extension No. 2 are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Extension No. 2. to the Unsecured Promissory Note with NNN Realty Advisors, Inc. dated September 15, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

September 18, 2009	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Extension No. 2. to the Unsecured Promissory Note with NNN Realty Advisors, Inc. dated September 15, 2009.